Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF ABB LTD, PURSUANT TO

SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F for the fiscal year ended December 31, 2008 of ABB Ltd (the “Company”) as filed with the U.S. Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”) and pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Joseph M. Hogan, Chief Executive Officer of the Company, certify, that:

(1)                                  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Joseph M. Hogan
Name: Joseph M. Hogan
Title: Chief Executive Officer

Date: March 10, 2009